UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2025

Amplitude, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40817	45-3937349
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Third Street, Suite 200

San Francisco, California 94103

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (415) 231-2353

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.00001 par value per share	AMPL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Eric Vishria will be resigning from our Board of Directors on June 16, 2025. Mr. Vishria has been a valued member of our Board of Directors for over 10 years and we thank him for his numerous contributions.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Amplitude, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected each of the Company’s nominees as Class I directors, (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, and (iii) approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The final results with respect to each proposal are set forth below.

Proposal One – Election of Directors

The Company’s stockholders elected each of the three persons named below as a Class I director to serve until the Company’s 2028 annual meeting of stockholders, and until each such director’s respective successor is elected and qualified. The results of such vote were:

Name	Votes For	Votes Withheld	Broker Non-Votes
Spenser Skates	176,821,305	697,719	13,173,138
Erica Schultz	153,945,459	23,573,565	13,173,138
Tien Tzuo	168,334,413	9,184,611	13,173,138

Proposal Two – Ratification of Appointment of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,579,392	86,411	26,359	—

Proposal Three – Approval, on an Advisory (Non-Binding) Basis, of the Compensation of the Company’s Named Executive Officers

The Company’s stockholders approved, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers. The results of such vote were:

Votes For	Votes Against	Abstentions	Broker Non-Votes
174,234,197	2,940,604	344,223	13,173,138

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPLITUDE, INC.

Date: June 12, 2025
	By:	/s/ Andrew Casey
Andrew Casey
Chief Financial Officer